Exhibit 24.1 to Registration Statement on Form S-4 of Revett Minerals Inc.
(Revised Power of Attorney)

POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of John G. Shanahan and Douglas J. Siddoway his true and lawful attorney-in-fact, with full power of substitution, for him and his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such said attorneys-in-fact and agents with full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            Pursuant to the requirements of the Securities Act of 1933, Revett Minerals Inc. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Spokane Valley, Washington on November 21, 2013.

REVETT MINERALS INC.

By:	/s/ John G. Shanahan

John G. Shanahan
President and Chief Executive Officer

By:	/s/ Kenneth Eickerman

Kenneth Eickerman
Treasurer and Chief Financial Officer

            Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons and in the capacities and on the dates indicated.

/s/ John G. Shanahan
President, Chief Executive Officer and a Director
October 21, 2013

/s/ Timothy R. Lindsey
Chairman of the Board of Directors
October 21, 2013

/s/ John B. McCombe
a Director
October 21, 2013

/s/ Albert Appleton
a Director
October 21, 2013

/s/ Larry M. Okada
a Director
October 21, 2013

/s/ Kenneth Eickerman
Treasurer and Chief Financial Officer
October 21, 2013